SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549
                                 ____________________

                                       FORM 8-K
                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported)   August 2, 1996
                                                           ----------------

                               ICG COMMUNICATIONS, INC.
          -----------------------------------------------------------------
                  (Exact name of registrant as specified in charter)

                  Delaware             1-11965             84-1342022
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          (State of Incorporation)   (Commission         (IRS Employer
                                     File Number)      Identification No.)

       9605 E. Maroon Circle, P.O. Box 6742, Englewood, Colorado 80155-6742
       --------------------------------------------------------------------
                       (Address of principal executive offices)

       Registrant's telephone number, including area code  (303) 572-5960
                                                           --------------

                             ICG HOLDINGS (CANADA), INC.
          ----------------------------------------------------------------
                  (Exact name of registrant as specified in charter)

                 Canada              1-11052            Not Applicable
        -------------------------------------------------------------------
   (Jurisdiction of Incorporation) (Commission          (IRS Employer
                                   File Number)       Identification No.)

    c/o Tupper Jonsson & Yeadon, 1710-1177 West Hastings Street, Vancouver,
    ------------------------------------------------------------------------
                         British Columbia, Canada V6E 2L3
                         --------------------------------
                           (Address of registered offices)

     Registrant's telephone number, including area code  (604) 683-9262
                                                         ---------------

                               INTELCOM GROUP INC.
                               -------------------
                                  (Former Name)

                                 John D. Field
                            ICG Communications, Inc.
                            9605 East Maroon Circle
                                 P.O. Box 6742
                        Englewood, Colorado 80155-6742
                                (303) 572-5960
                 (Address of United States Agent for Service)

          ITEM 1.   CHANGES IN CONTROL OF REGISTRANTS.
          ------    ---------------------------------


                    On August 2, 1996, ICG Holdings (Canada), Inc., a

          Canadian federal corporation formerly known as IntelCom Group

          Inc. ("Holdings-Canada"), received final approval from the

          Ontario Court of Justice (General Division) of a plan of

          arrangement (the "Arrangement") pursuant to which the

          shareholders of Holdings-Canada would exchange their Common

          Shares, no par value, for either (i) Common Stock, par value $.01 per share, of a new publicly traded company incorporated in the

          United States, ICG Communications, Inc., a Delaware corporation

          ("ICG") or (ii) Class A Shares, no par value, of Holdings-Canada.

          The principal effect of the Arrangement is that ICG, a U.S.

          domiciled corporation, has become the public holding company for

          Holdings-Canada, ICG Holdings, Inc., a Colorado corporation formerly known as IntelCom Group (U.S.A.), Inc. ("Holdings"), and its subsidiaries (collectively, the "Company").

                    Pursuant to the Arrangement, shareholders of Holdings-

          Canada exchanged more than 98% of their Common Shares of

          Holdings-Canada on a one-for-one basis for shares of Common Stock of ICG.  ICG, a newly formed Delaware corporation, is now

          controlled by those former shareholders of Holdings-Canada who exchanged their Common Shares of Holdings-Canada for shares of

          Common Stock of ICG pursuant to the Arrangement.  Holdings-Canada is now controlled by ICG, which holds in excess of 98% of the outstanding Common Shares of Holdings-Canada.

                    Approval and completion of the Arrangement was

          announced in a press release dated August 5, 1996, a copy of which is attached hereto as Exhibit 99.1.
                                      ------------

          ITEM 5.   OTHER EVENTS.
          ------    ------------

                    Pursuant to the Arrangement, Holdings-Canada changed

          its name from IntelCom Group Inc. and Holdings changed its name from IntelCom Group (U.S.A.), Inc.



          ITEM 7.   EXHIBITS.
          ------    --------

                    (c)     Exhibits
                            --------

                            2    Plan of Arrangement under Section
                                 192 of the Canada Business Corporations
                                 Act [Incorporated by reference to
                                 Exhibit 2.1 to Amendment No. 1 to the
                                 Registration Statement on Form S-4 of
                                 ICG Communications, Inc., File No. 333-4226].

                            99.1 Press Release, dated August 5, 1996.

                                      SIGNATURES


                    Pursuant to the requirements of the Securities Exchange

          Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly

          authorized.



          Dated: August 5, 1996                ICG COMMUNICATIONS, INC.


                                               By:/s/ John D. Field
                                                  ------------------------
                                                  John D. Field
                                                  Executive Vice President


                                               ICG HOLDINGS (CANADA), INC.


                                               By:/s/ John D. Field
                                                  ------------------------
                                                  John D. Field
                                                  Executive Vice President

                                   EXHIBIT INDEX



         Exhibit Number      Description of Exhibit
         --------------      ----------------------

              99.1           Press Release, dated August 5, 1996.